UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 14, 2021
Dutch Bros Inc.
(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40798	87-1041305
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

110 SW 4th Street Grants Pass, Oregon 97526		97526
(Address of Principal Executive Offices)		(Zip Code)
(541) 955-4700 (Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class:	Trading Symbol(s):	Name of Exchange on Which Registered:
Class A common stock, $0.00001 par value per share	BROS	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.    Entry Into a Material Definitive Agreement.
In connection with the initial public offering (the “Offering” or the “IPO”) by Dutch Bros Inc. (the “Company”) of its Class A common stock, par value $0.00001 per share (the “Class A Common Stock”), described in the prospectus (the “Prospectus”), dated September 14, 2021, filed with the Securities and Exchange Commission pursuant to Rule 424(b) of the Securities Act of 1933, as amended (the “Securities Act”), which is deemed to be part of the Registration Statement on Form S-1 (File No. 333-258988) (as amended, the “Registration Statement”), the following agreements were entered into:
•the Third Amended and Restated Limited Liability Company Agreement of Dutch Mafia, LLC, a Delaware limited liability company, and a direct subsidiary of the Company (“Dutch Bros OpCo”), dated September 14, 2021, by and among Dutch Bros OpCo, the Company and the other parties thereto (the “Third LLC Agreement”);
•the Tax Receivable Agreement (Reorganization), dated September 14, 2021, by and among the Company and each of the other persons from time to time party thereto (the “Tax Receivable Agreement (Reorganization)”);
•the Tax Receivable Agreement (Exchanges), dated September 14, 2021, by and among the Company and each of the other persons from time to time party thereto (the “Tax Receivable Agreement (Exchanges)”);
•the Registration Rights Agreement, dated September 17, 2021, by and among the Company, TSG Consumer Partners, L.P. and certain of its affiliates (the “Sponsor”) and Travis Boersma and affiliated entities over which he maintains voting control (the “Co-Founder”) (the “Registration Rights Agreement”); and
•the Stockholders Agreement, dated September 17, 2021, by and between the Company the Sponsor (the “Stockholders Agreement”).
The Third LLC Agreement, Tax Receivable Agreement (Reorganization), Tax Receivable Agreement (Exchanges), Registration Rights Agreement and Stockholders Agreement are filed herewith as Exhibits 10.1, 10.2, 10.3, 10.4 and 10.5, respectively, and are incorporated herein by reference. The terms of these agreements are substantially the same as the terms set forth in the forms of such agreements previously filed as exhibits to the Registration Statement and as described therein. Certain parties to certain of these agreements have various relationships with the Company. For further information, see “Certain Relationships and Related Person Transactions” in the Prospectus.
Item 3.02. Unregistered Sales of Equity Securities.
Prior to the closing of the IPO, in connection with the Reorganization Transactions (as defined and described in the Prospectus), the Company issued an aggregate of (i) 43,477 shares of Class A Common Stock, 71,408,045 shares of Class B common stock, par value $0.00001 per share (the “Class B Common Stock”), and 71,122,983 shares of Class C common stock, par value $0.00001 per share (the “Class C Common Stock”), to the Pre-IPO OpCo Unitholders (as defined and described in the Prospectus) and (ii) 17,036,337 shares of Class D common stock, par value $0.00001 per share (the “Class D Common Stock”), to Pre-IPO Blocker Holders (as defined and described in the Prospectus).
No underwriters were involved in the issuance and sale of the shares of Class A Common Stock, Class B Common Stock, Class C Common Stock or Class D Common Stock.  The issuances of the shares described in the foregoing paragraph were made in reliance on  Section 4(2) of the Securities Act and Rule 506 thereunder.
The description in Item 5.03 below of the Amended and Restated Certificate of Incorporation of the Company is incorporated herein by reference.

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
2021 Equity Incentive Plan
Effective September 14, 2021, the Company’s board of directors and its stockholders adopted and approved the Company’s 2021 Equity Incentive Plan (the “2021 Equity Incentive Plan”) substantially in the form previously filed as Exhibit 10.7 to the Registration Statement. The 2021 Equity Incentive Plan provides for the granting of stock options, stock appreciation rights, restricted stock awards, restricted stock unit awards, performance-based awards and other awards to the Company’s employees, including officers, non-employee directors and consultants and the employees and consultants of the Company’s affiliates. For further information regarding the 2021 Equity Incentive Plan, see “Executive Compensation—Employee Benefit Plans—2021 Equity Incentive Plan” in the Prospectus.
A copy of the 2021 Equity Incentive Plan is filed herewith as Exhibit 10.6 and incorporated herein by reference. The above description of the 2021 Equity Incentive Plan is not complete and is qualified in its entirety by reference to such exhibit.
Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.
Amended and Restated Certificate of Incorporation
On September 14, 2021, the Company amended and restated its Certificate of Incorporation (the “Amended and Restated Charter”).  The Company’s board of directors previously approved the Amended and Restated Charter to be effective prior to the completion of the IPO. A description of the Amended and Restated Charter is set forth in the section of the Prospectus entitled “Description of Capital Stock.” The Amended and Restated Charter is filed herewith as Exhibit 3.1 and incorporated herein by reference. The terms of the Amended and Restated Charter are the same as the terms set forth in the form previously filed as an exhibit to the Registration Statement and as described therein.
Amended and Restated Bylaws
Effective as of September 17, 2021, the Company adopted amended and restated bylaws (the “Amended and Restated Bylaws”), in connection with the closing of the IPO. The Company’s board of directors previously approved the Amended and Restated Bylaws to be effective upon the closing of the IPO. The Amended and Restated Bylaws are attached hereto as Exhibit 3.2 and are incorporated herein by reference. The terms of the Amended and Restated Bylaws are the same as the terms set forth in the form previously filed as an exhibit to the Registration Statement and as described therein.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation.
3.2(1)	Amended and Restated Bylaws.
10.1	Third Amended and Restated Limited Liability Company Agreement of Dutch Mafia, LLC, dated September 14, 2021.
10.2	Tax Receivable Agreement (Reorganization), dated September 14, 2021.
10.3	Tax Receivable Agreement (Exchanges), dated September 14, 2021.
10.4	Registration Rights Agreement, by and between the Registrant and the Sponsor, dated September 17, 2021.
10.5	Stockholders Agreement, by and between the Registrant and the Sponsor, dated September 17, 2021.
10.6	2021 Equity Incentive Plan.
(1)Previously filed as Exhibit 3.4 to the Company’s Registration Statement on Form S-1, as amended (File No. 333-258988), filed with the Securities and Exchange Commission on August 20, 2021, and incorporated herein by reference.

SIGNATURES
    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dutch Bros Inc.
Dated: September 17, 2021
	By:	/s/ Charles L. Jemley
Charles L. Jemley
Chief Financial Officer